SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12


                      SYNAPTIC PHARMACEUTICAL CORPORATION

                            -----------------------

               (Name of Registrant as Specified in its Charter)

                            -----------------------

                                H. LUNDBECK A/S

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transactions:
     (5)  Total fee paid:
----------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:


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Set forth as Exhibit 99.1 is a transcript of the Synaptic acquisition teleconference held by H. Lundbeck A/S on November 21, 2002.

**THIS FILING IS IDENTICAL TO THE FILING MADE ON NOVEMBER 21, 2O02 (ACCESSION NUMBER 0000950157-02-000796). THIS FILING IS BEING MADE TODAY FOR THE SOLE PURPOSE OF CORRECTLY INDEXING THE FILING TO H. LUNDBECK A/S'S APPROPRIATE EDGAR CENTRAL INDEX KEY (CIK) CODE.**


Please note that the merger described in the teleconference is contingent on approval by the Synaptic stockholders, regulatory approvals and other customary closing conditions, including obtaining Hart-Scott-Rodino approval.

Synaptic is a pioneer in the development of pharmaceuticals that target G protein-coupled receptors (GPCRs) to achieve superior efficacy and safety in the treatment of disorders such as depression, diabetes, obesity, pain and incontinence. As of November 21, 2002, Synaptic is collaborating with Grunenthal GmbH on discovering compounds for the alleviation of pain and with Kissei Pharmaceutical Co., Ltd. to identify novel G protein- coupled receptors that can provide new drug discovery targets for Kissei. Glaxo Group Limited, Eli Lilly and Company, Novartis Pharma A.G. and Ranbaxy Laboratories Limited have also been granted licenses by Synaptic.

H. Lundbeck A/S is an international pharmaceutical company engaged in the research and development, production, marketing and sale of drugs for the treatment of psychiatric and neurological disorders. In 2001, the Company's revenue was DKK 7.7 billion. The number of employees is approx. 4,800.

ADVISORS
Lundbeck was advised by JPMorgan. Synaptic was advised by Bank of America Securities.

FORWARD LOOKING STATEMENTS
The forward-looking statements contained in this announcement are based on the management's current expectations concerning certain future events and results. These are, of course, subject to uncertainty, and actual results may therefore differ materially from those expressed by the statements. Further, some of the expectations are based upon assumptions about future events, which may turn out to be incorrect.

ADDITIONAL INFORMATION
Stockholders of Synaptic are urged to read the proxy statement that Synaptic will file on Schedule 14A with the Securities and Exchange Commission ("SEC") when it becomes available, and any other relevant documents filed or to be filed in the future with the SEC because those documents contain important information about Synaptic, the proposed transactions and related matters. Investors and security holders can obtain free copies of the proxy statement at Synaptic's web site, www.synapticcorp.com or by contacting Investor Relations, Synaptic Pharmaceutical Corporation, 215 College Road, Paramus, NJ 07652 (Telephone: (201) 261-1331, ext. 1410). Investors and security holders can also obtain free copies of the proxy statement and other documents filed by Synaptic and henceforth by Lundbeck with the SEC in connection with the proposed transactions at the SEC's web site at www.sec.gov.

In addition to the proxy statement, Synaptic files annual, quarterly and special reports, proxy statements and other information with the SEC, each of which are available at the SEC's web site at www.sec.gov. Lundbeck has not previously filed any reports or other information with the SEC because Lundbeck has no securities registered pursuant to the Securities Exchange Act of 1934, as amended. You may also read and copy any reports, statements and other information filed by Synaptic and henceforth by Lundbeck at the


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SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.
Please call the SEC at 1-800-SEC-0330 for further information.

Synaptic, Lundbeck, and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Synaptic's stockholders to approve the proposed transactions. Such individuals may have interests in the transactions, including as a result of holding options or shares of Synaptic's stock. Information regarding Lundbeck and its directors and officers is contained in its DFAN 14A, filed with the SEC on November 21, 2002. Information regarding Synaptic and its directors and officers is contained in its proxy statement on Schedule 14A, filed with the SEC on April 8, 2002.

INFORMATION REGARDING PARTICIPANTS ON BEHALF OF LUNDBECK
Set forth below is the name, business address, principal occupation or employment and citizenship of each director and executive officer of Lundbeck. The name of each person who is a director of Lundbeck is marked with an asterisk. The business address of each person listed below is 9 Ottiliavej, DK-2500 Valby, Copenhagen, Denmark. As of the date of this filing, none of the directors or executive officers listed below individually held any options or shares of Synaptic securities.


Name and Business Address                    Principal Occupation or Employment                  Citizenship
-------------------------------------------- --------------------------------------------------  -----------------------
ERIK SPRUNK-JANSEN                           President and Chief Executive Officer of Lundbeck   Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
CLAUS BRAESTRUP                              Executive Vice President, Research and              Denmark
                                             Development of Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
LARS BANG                                    Senior Vice President, Commercial Operations,       Denmark
                                             Europe and Overseas of Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
HARALD CONRADI-LARSEN                        Senior Vice President, Human Resource               Norway
                                             Management of Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
                                             Senior Vice President, Corporate Affairs and
STIG LOKKE PEDERSEN                          Commercial Operations, America and Asia of          Denmark
                                             Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
HANS HENRIK MUNCH-JENSEN                     Senior Vice President, Corporate Finance and        Denmark
                                             Communication of Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
OLE MOESTRUP                                 Senior Vice President, Strategic Marketing of       Denmark
                                             Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
MORTEN KOLD MIKKELSEN                        Senior Vice President, Supply Operations and        Denmark
                                             Engineering of Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
ARNE V. JENSEN*                              Chairman                                            Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
OLE STEEN ANDERSEN                           Executive Vice President, Chief Financial Officer ofDenmark
                                             Danfoss
-------------------------------------------- --------------------------------------------------  -----------------------
LARS BRUHN*                                  President and Chief Executive Officer of Bruhn      Denmark
                                             Group
-------------------------------------------- --------------------------------------------------  -----------------------
PETER KURSTEIN*                              Executive Vice President of Radiometer Medical      Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
SVEN DYRLOV MADSEN*                          Director                                            Denmark
-------------------------------------------- --------------------------------------------------  -----------------------



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

-------------------------------------------- --------------------------------------------------  -----------------------
OLE VAHLGREN*                                Vice President, U.S. Operations of Lundbeck, Inc.   Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
FLEMMING LINDELOV*                           Chief Executive Officer of Royal Scandinavia        Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
JAN GOTTLIEBSEN*                             Teamleader Liquid & Sterile Production of Lundbeck  Denmark
-------------------------------------------- --------------------------------------------------  -----------------------
BIRGIT BUNDGAARD ROSENMEIER*                 Head of Department, Quality Sterile Production of   Denmark
                                             Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------
TORBEN SKARSFELDT*                           Head of Department, Corporate Licensing of          Denmark
                                             Lundbeck
-------------------------------------------- --------------------------------------------------  -----------------------



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                              INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------

    99.1 Transcript of the Synaptic Acquisition Teleconference held by H. Lundbeck A/S on November 21, 2002